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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                              -----------------




        Date of Report (Date of earliest event reported) - July 16, 1998



                              THE DWYER GROUP, INC.
             (Exact name of registrant as specified in its chapter)



DELAWARE                             0 - 15227                 73-0941783
(State or other                     (Commission              (IRS employer
jurisdiction of                     file number)            identification no.)
incorporation or
organization)





                         1010 N. UNIVERSITY PARKS DRIVE
                                WACO, TEXAS 76707
                    (Address of principal executive offices)


                                 (254) 745-2400
                         (Registrant's telephone number,
                              including area code)



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

The Registrant hereby amends its Current Report on Form 8-K, dated July 16, 1998, for the purpose of filing pro forma financial information with regard to the sale of the majority of the assets of two of its subsidiaries, General Business Services, Inc. ("GBS") and Edwin K. Williams & Co. ("EKW").

ITEM 2.  DISPOSITION OF ASSETS

On July 16, 1998, The Dwyer Group, Inc. (the "Company"), a Delaware corporation, completed the sale of the majority of the assets of two of its subsidiaries, GBS and EKW, to Century Business Services, Inc. ("Century"), a Delaware corporation and a leading provider of outsourced business services to medium sized companies throughout the United States.

The transaction was effected by means of an Asset Purchase Agreement by and among the Company, Century, GBS, EKW and GBS Acquisition Corp., an Ohio corporation and a subsidiary of Century ("Acquisition Sub"), by which substantially all of the assets of GBS and EKW were sold or assigned to Acquisition Sub. The Company received an aggregate of $3.8 million in cash and up to 47,407 unregistered shares of Century common stock (the "Stock") subject to certain contingencies. The Stock to be received is subject to a two-year lock-up agreement. One-half of the stock will be earned based on the renewal of certain GBS franchisees by December 31, 1998. Management believes that the Company will receive substantially all of this portion of the Stock by May of 1999. The other half of the Stock will be held in escrow for two years and 90 days from the date of the agreement in order to facilitate the payment to Century of any losses incurred by Century which are subject to indemnification by the Company. At this time management cannot estimate the amount of this portion of the Stock which will eventually be received by the Company.

Consideration for the transaction was determined on the basis of arm's length negotiations by the parties.


Item 7.  Pro Forma Financial Information and Exhibits

         (a)      Pro forma financial information

                  The following unaudited pro forma condensed financial statements referenced under the following "Index to Financial Statements" are filed as part of this report:

                  Index to Financial Statements                           Page
                  1.    Pro Forma Condensed Balance Sheet as of
                        June 30, 1998 (unaudited)                          F-1
                  2.    Pro Forma Condensed Statement of Income
                        For the Year Ended December 31, 1997 (unaudited)   F-2
                  3.    Pro Forma Condensed Statement of Income
                        For the Six Months Ended June 30, 1998 (unaudited) F-3

The aforementioned pro forma financial statements reflect the financial results of the Company as if the transaction had been consummated at the beginning of each accounting period or at the balance sheet date, as applicable. These statements have been prepared by management of the Company for informational purposes only and are based upon the historical information included herein and other financial information. These pro forma statements do not purport to be indicative of the results which would have occurred had the acquisition been made at the beginning of each respective period or which may be expected to occur in the future. The pro forma statements should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1997, and Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1998 and June 30, 1998.

         (b)      Exhibits

                  None

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    THE DWYER GROUP, INC.



Date:    October 19, 1998           \s\   Thomas J. Buckley
                                    ------------------------------------
                                          Thomas J. Buckley
                                          Chief Financial Officer and Treasurer

                     THE DWYER GROUP, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1998
                                  (UNAUDITED)


                                                                                                     PRO FORMA
                                                    HISTORICAL          GBS              EKW         ADJUSTMENTS        PRO FORMA
                                                  --------------   --------------   --------------  --------------   --------------
          ASSETS

Current assets:
    Cash and cash equivalents                      $ 1,335,806     $        --      $        --      $ 3,600,000 (a) $ 4,935,806
    Marketable securities, available-for-sale        2,121,396              --               --               --       2,121,396
    Trade accounts receivable, net                   1,017,000        (168,789)         (85,451)              --         762,760
    Receivables from related parties                   917,669              --               --               --         917,669
    Trade notes receivable, current portio           1,026,652         (85,212)              --               --         941,440
    Other current assets                               987,640        (228,322)        (168,488)              --         590,830
                                                   -----------     -----------      -----------      -----------     -----------
       Total current assets                          7,406,163        (482,323)        (253,939)       3,600,000      10,269,901

Property and equipment, net                          1,235,901         (60,134)         (16,644)              --       1,159,123
Notes and accounts receivable from related parties   1,042,004              --               --               --       1,042,004
Assets held for sale                                   176,575              --               --               --         176,575
Trade notes receivable, net                          3,266,045        (158,450)         (75,420)              --       3,032,175
Purchased franchise rights, net                      2,143,646        (650,792)        (390,785)              --       1,102,069
Investment, equity method                              430,716              --         (430,716)              --              --
Net deferred tax asset                                 448,959              --               --               --         448,959
Other assets                                           206,171              --               --          180,000 (b)     386,171
                                                   -----------     -----------      -----------      -----------     -----------

TOTAL ASSETS                                       $16,356,180     $(1,351,699)     $(1,167,504)    $ 3,780,000      $17,616,977
                                                   ===========     ===========      ===========     ===========      ===========

          LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable, trade                        $   788,620     $  (120,596)     $   (61,366)    $        --      $   606,658
    Accounts payable to related parties                 13,611             --                --              --           13,611
    Accrued liabilities                              1,332,333        (40,542)          (21,646)        600,000(c)     1,870,145
    Current portion of long-term debt                  169,891        (67,974)               --              --          101,917
                                                   -----------     ----------       -----------     -----------     ------------
     Total current liabilities                       2,304,456       (229,112)          (83,012)        600,000        2,592,332


Long-term debt, less current portion                   517,773        (82,672)               --              --          435,101
Deferred franchise sales revenue                     1,229,198             --                --              --        1,229,198

Stockholders' equity:
    Preferred stock                                         --             --               --               --               --
    Common stock                                       689,526             --               --               --          689,526
    Additional paid-in capital                       9,020,358             --               --               --        9,020,358
    Retained earnings                                2,683,684             --               --        1,055,592(d)     3,739,276
    Unrealized gain on available-for-sale securities     5,357             --               --               --            5,357
    Treasury stock, at cost                            (94,171)            --               --               --          (94,171)
                                                   -----------     ----------       ----------      -----------     ------------
     Total stockholders' equity                     12,304,754             --               --        1,055,592       13,360,346
                                                   -----------     ----------       ----------      -----------     ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $16,356,181     $ (311,784)      $  (83,012)     $ 1,655,592     $ 17,616,977
                                                   ===========     ==========       ==========      ===========     ============

(a) To record net cash proceeds from transaction.

(b) To record value of stock received in transaction.

(c) To reflect income tax liability resulting from gain on sale of assets.

(d) To record after-tax gain on sale of assets.

                     THE DWYER GROUP, INC. AND SUBSIDIARIES
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                  (UNAUDITED)

                                                                                                 PRO FORMA
                                              HISTORICAL         GBS (1)          EKW (1)       ADJUSTMENTS       PRO FORMA
                                            --------------   --------------   --------------  --------------   --------------
REVENUES                                     $ 15,510,352      $(2,710,265)     $(1,846,177) $   216,000 (a)     $ 11,169,910

COSTS AND EXPENSES:
  General, administrative and selling          11,751,752       (1,736,277)      (1,232,030)     100,000 (b)        8,883,445
  Operating expenses                            2,017,775       (1,040,765)        (263,812)                          713,198
  Depreciation and amortization                   556,642         (139,864)         (25,697)                          391,081
  Interest                                         59,108           (9,302)              --                            49,806
                                             ------------      -----------      -----------  -----------         ------------
    Total costs and expenses                   14,385,277       (2,926,208)      (1,521,539)     100,000           10,037,530

Income before taxes                             1,125,075          215,943         (324,638)     116,000            1,132,380

  Income tax (expense) benefit                   (378,299)         (73,421)         110,377      (39,440)(c)         (380,783)
                                             ------------      -----------      -----------  -----------         ------------

Net income                                   $    746,776      $   142,522      $  (214,261) $    76,560         $    751,597
                                             ============      ===========      ===========  ===========         ============

Earnings per share - basic                   $       0.11                                                        $       0.11
                                             ============                                                        ============

Earnings per share - diluted                 $       0.11                                                        $       0.11
                                             ============                                                        ============

Weighted average common shares                  6,774,323                                                           6,774,323
                                             ============                                                        ============

Weighted average common shares and
  potential dilutive common shares              6,886,458                                                           6,886,458
                                             ============                                                        ============


(1) Entries in this column reflect the elimination of revenues and expenses associated with assets sold.

Pro Forma Adjustments:

 (a) To reflect the amount of interest earned on the cash portion of the sale proceeds ($3.6 million), calculated at the rate of 6% per annum.

 (b) Portion of general and administrative expenses previously allocated to GBS and EKW which could not be eliminated.

 (c) To reflect income tax expense for the net pro forma adjustments.

                     THE DWYER GROUP, INC. AND SUBSIDIARIES
                     PRO FORMA CONDENSED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                   (UNAUDITED)

                                                                                              PRO FORMA
                                            HISTORICAL         GBS (1)          EKW (1)       ADJUSTMENTS       PRO FORMA
                                          --------------   --------------   --------------  --------------   --------------
REVENUES                                  $ 7,902,285        $(1,490,053)     $(786,576)     $ 108,000 (a)     $ 5,733,656

COSTS AND EXPENSES:
  General, administrative and selling       6,132,480           (780,428)      (589,161)        50,000 (b)       4,812,891
  Operating expenses                        1,500,537           (558,371)      (168,183)                           773,983
  Depreciation and amortization               339,705            (70,739)       (54,369)                           214,597
  Interest                                     35,862            (21,645)          (150)                            14,067
                                          -----------        -----------      ---------      ---------         -----------
    Total costs and expenses                8,008,584         (1,431,183)      (811,863)        50,000           5,815,538

Operating income (loss)                      (106,299)           (58,870)        25,287         58,000             (81,882)

Non-operating income:
  Gain on sale of securities                  317,374                 --             --             --             317,374
                                          -----------        -----------      ---------      ---------         -----------
    Total non-operating income                317,374                 --             --             --             317,374

Income before income taxes                    211,075            (58,870)        25,287         58,000             235,492
  Income tax expense (benefit)                (71,003)            20,016         (8,598)       (19,720)(c)         (79,305)
                                          -----------        -----------      ---------      ---------         -----------

Net income                                $   140,072        $   (38,854)     $  16,689      $  38,280         $   156,187
                                          ===========        ===========      =========      =========         ===========

Earnings per share - basic                $      0.02                                                          $      0.02
                                          ===========                                                          ===========

Earnings per share - diluted              $      0.02                                                          $      0.02
                                          ===========                                                          ===========

Weighted average common shares              6,775,427                                                            6,775,427
                                          ===========                                                          ===========

Weighted average common shares and
    potential dilutive common shares        6,974,166                                                            6,974,166
                                          ===========                                                          ===========


(1) Entries in this column reflect the elimination of revenues and expenses associated with assets sold.

Pro Forma Adjustments:
 (a) To reflect the amount of interest earned on the cash portion of the sale proceeds ($3.6 million), calculated at the rate of 6% per annum.

 (b) Portion of general and administrative expenses previously allocated to GBS and EKW which could not be eliminated.

 (c) To reflect income tax expense for the net pro forma adjustments.